FQF TRUST

QuantShares U.S. Market Neutral Momentum Fund (MOM)

QuantShares U.S. Market Neutral Value Fund (CHEP)

QuantShares U.S. Market Neutral Size Fund (SIZ)

QuantShares U.S. Market Neutral Anti-Beta Fund (BTAL)

QuantShares Hedged Dividend Income Fund (DIVA)

QuantShares Equal Weighted Value Factor Fund (RVAL)

QuantShares Equal Weighted Low Beta Factor Fund (LBET)

QuantShares Equal Weighted High Momentum Factor Fund (HIMO)

SUPPLEMENT DATED SEPTEMBER 1, 2016
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2015

The following updates to the Prospectus and Statement of Additional Information (“SAI”) are effective immediately:

The section titled “Transaction Fees” in the Prospectus is deleted in its entirety and replaced with the following:

Transaction Fees

Each Fund issues and redeems Fund shares, referred to as “QuantShares,” at NAV only in Creation Units of 50,000 shares or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into creation and redemption agreements with certain agents of the Funds, called Authorized Participants, can purchase or redeem Creation Units. Purchasers of Creation Units at NAV must pay a Standard Creation Transaction Fee of $1,000 per transaction to the QuantShares Hedged Dividend Income Fund and $1,500 per transaction to each other Fund. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would pay a standard Redemption Transaction Fee of $1,000 per transaction to the QuantShares Hedged Dividend Income Fund and $1,500 per transaction to each other Fund. In addition, the Authorized Participants may pay a Variable Creation Transaction Fee or a Variable Redemption Transaction Fee of up to 2.00% of the value of the Creation Units in the transaction. Authorized Participants who hold Creation Units in inventory will also pay the annual fund operating expenses described in the tables above. The Creation Transaction Fee, Redemption Transaction Fee, Variable Creation Transaction Fee and Variable Redemption Transaction Fee are not expenses of the Funds and do not impact the Funds’ expense ratios.

The section titled “Transaction Fees” in the SAI is deleted in its entirety and replaced with the following:

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Standard Creation Transaction Fee” and “Standard Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. A “Variable Fee” may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation Transaction Fee and Standard Redemption Transaction Fee for the QuantShares Hedged Dividend Income Fund is $1,000, and the Standard Creation Transaction Fee and Standard Redemption Transaction Fee for each other Fund is $1,500. For each Fund, a Variable Creation Fee and Variable Redemption Fee of up to 2.00% of the value of the Creation Unit may be charged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.